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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 25, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-8454

            PENNSYLVANIA                                     25-1199382
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)

     1 JLG DRIVE, MCCONNELLSBURG, PA                            17233-9533
 (Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code:
                                 (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

A copy of the press release of JLG Industries, Inc. with respect to its monetization of $54.8 million of finance receivables to GE Dealer Finance is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             99.1 Text of the Company's press release dated April 25, 2003 with respect to its monetization of $54.8 million of finance receivables to GE Dealer Finance.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             JLG INDUSTRIES, INC.
                                             (Registrant)



Date: April 25, 2003                         /s/ James H. Woodward, Jr.
                                             ----------------------------------
                                             James H. Woodward, Jr.
                                             Executive Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1 Text of the Company's press release dated April 25, 2003 with respect to its monetization of $54.8 million of finance receivables to GE Dealer Finance.




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